UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2020

Creatd, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2050 Center Avenue, Suite 640

Fort Lee, NJ 07024

(Address of principal executive offices)

(201) 258-3770

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CRTD	The Nasdaq Stock Market LLC

Common Stock Purchase Warrants	CRTDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Operating Officer

Effective September 28, 2020, the board of directors of Creatd, Inc. (the “Company”) appointed Laurie Weisberg as Chief Operating Officer of the Company. Ms. Weisberg also currently serves as a member of the Company’s board of directors.

In connection with Ms. Weisberg’s appointment as Chief Operating Officer, the Company has entered into an Employment Letter Agreement with Ms. Weisberg (the “Weisberg Employment Letter Agreement”), pursuant to which she will receive a base salary at the annual rate of $200,000, payable in accordance with the Company’s standard payroll practices. Ms. Weisberg is also eligible to receive an annual bonus of $100,000 based on certain performance-based milestones.

The foregoing descriptions of the Weisberg Employment Letter Agreement is not complete and is qualified in its entirety by reference to the text of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On September 30, 2020, the Company issued a press release announcing the appointment of Ms. Weisberg as Chief Operating Officer. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Set forth below is the biographical information of Ms. Weisberg, as required by Item 401 of Regulation S-K.

Laurie Weisberg, age 51, was elected to the Company’s board of directors in July 2020. Ms. Weisberg has over 25 years’ experience at the forefront of sales and marketing innovation in the technology space, having held leadership positions at various technology companies including Thrive Global, Curalate, and Oracle Data Cloud. Prior to her appointment as the Company’s Chief Operating Officer, Ms. Weisberg, was the Chief Sales Officer at Intent since February 2019. From October 2010 to April 2015, Ms. Weisberg was a member of the executive leadership team at Datalogix, leading up to its acquisition by Oracle in 2015, at which point she assumed the role of VP of Oracle Data Cloud. Additionally, Ms. Weisberg has served on the Advisory Board at Crowdsmart, an intelligent data-driven investment prediction platform since April 2019. Ms. Weisberg was born and educated in England.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this report.

Exhibit No.
10.1	Weisberg Employment Letter Agreement, dated September 28, 2020
99.1	Press release, dated September 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATD, INC.

Dated: October 1, 2020	By:	/s/ Jeremy Frommer
Jeremy Frommer
Chief Executive Officer

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